MAINSTAY VP FUNDS TRUST

MainStay VP Growth Equity Portfolio

Supplement dated September 25, 2012 (“Supplement”)

to the Prospectus dated May 1, 2012, as supplemented

This Supplement updates certain information contained in the Prospectus for the MainStay VP Growth Equity Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”). You may obtain copies of the Portfolio’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

At meetings held on September 24-25, 2012, the Board of Trustees (“Board”) of the Trust approved certain matters with respect to the Portfolio. These matters are described below.

Change in Subadvisor. The Board approved, subject to policy holder approval, a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Cornerstone Capital Management LLC (“Cornerstone LLC”), pursuant to which Cornerstone LLC would serve as the sole subadvisor of the Portfolio and manage the Portfolio’s assets. The subadvisory agreement between New York Life Investments and Madison Square Investors LLC (“Madison Square Investors”) that is currently in effect with respect to the Portfolio will remain in effect until the Subadvisory Agreement between New York Life Investments and Cornerstone LLC is approved by policy holders and the closing of the transaction described below.

Cornerstone LLC is a wholly owned subsidiary of Cornerstone Capital Management, Inc., an investment advisor that has been providing investment advisory services to institutional and high net worth clients since 1993. Prior to the closing of a Transaction Agreement between Madison Square Investors, New York Life Investments, Cornerstone LLC, Cornerstone Capital Management, Inc. and its individual owners, Cornerstone LLC is expected to be the successor in interest to all of the assets and liabilities of Cornerstone Capital Management, Inc., and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors will initially acquire ownership of approximately 31.55% of the equity interests in, and 50.20% of the voting rights with respect to, Cornerstone LLC. Thus, upon completion of the transaction between Madison Square Investors and Cornerstone LLC, Cornerstone LLC will become a subsidiary of Madison Square Investors, and an affiliate of New York Life Investments. The closing of the transaction is expected to occur in January 2013, and is subject to certain customary approvals and other conditions, including policy holder approval of the Subadvisory Agreement. There is no assurance that the transaction between Madison Square Investors and Cornerstone LLC will be consummated as contemplated or that necessary approvals will be obtained.

Change in Portfolio Name, Principal Investment Strategies and Investment Process. In addition to approving the Subadvisory Agreement, the Board also approved changes to the Portfolio’s name, principal investment strategies and investment process. Effective upon policy holders’ approval of Cornerstone LLC as the new subadvisor to the Portfolio and the closing of the transaction described above, Thomas G. Kamp, President and Chief Investment Officer of Cornerstone LLC, will serve as portfolio manager to the Portfolio, and it is anticipated that the principal investment strategies and investment process of the Portfolio will be as follows:

Principal Investment Strategies. The Portfolio invests primarily in equity securities of U.S. companies, the prospective earnings growth of which, in the opinion of its Subadvisor, is not fully appreciated by the market or reflected in current market valuations. The Subadvisor also looks for companies it believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth potential. U.S. companies are companies organized in the U.S. that trade primarily on U.S. securities markets. The Portfolio may also invest in foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in common stocks of large-capitalization growth companies. Large-capitalization growth companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $212.16 million to $572.53 billion as of July 31, 2012). The Portfolio generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Investment Process. Normally, the Portfolio holds between 35 and 55 securities. The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Portfolio’s net assets. Notwithstanding this focus, the Portfolio has no policy to concentrate in securities of issuers in a particular industry or group of industries. Because the Subadvisor’s approach focuses on individual stock selection, the Subadvisor believes that any resulting industry and sector concentrations are by-products of this investment selection process. Although the Portfolio does not have a policy to concentrate its investments in any one industry, a large portion of its assets may be in technology companies which the Subadvisor believes offer strong growth potential.

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, the Subadvisor tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact. Risk is therefore increased during periods of weakness and reduced during periods of strength. The Subadvisor uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

The name of the Portfolio will change from MainStay VP Growth Equity Portfolio to MainStay VP Cornerstone Growth Portfolio on or about May 1, 2013. In order to implement the principal investment strategies and investment process described above, the Portfolio may experience a high level of portfolio turnover. The Portfolio will bear any brokerage or transaction expenses related to the repositioning of its Portfolio.

Amendment to Management Agreement. The Board also approved, subject to policy holder approval, an amendment to the Amended and Restated Management Agreement (“Management Agreement”) between the Trust, on behalf of the Portfolio, and New York Life Investments, which would increase the management fee paid by the Portfolio to New York Life Investments and in turn, increase the Portfolio’s overall fees. The revision to the Management Agreement would increase the Portfolio’s management fee rate from 0.61% to as follows: 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion of the Portfolio’s average daily net assets. No other material revisions are proposed to the Management Agreement.

A proxy statement containing detailed information concerning the change in subadvisor and management fee increase is expected to be mailed to the policy holders invested in the Portfolio in November 2012, and may also be obtained at that time by contacting New York Life Insurance and Annuity Corporation at the phone number and address above.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.